UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2009

Manas Petroleum Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-107002	91-1918324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 9, 6341 Baar, Switzerland
(Address of principal executive offices) (Zip code)

+41 (44) 718 10 30
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4 (c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

1.

On May 6, 2009, we engaged BDO Visura as our independent registered public accountant to review our interim financial statements in 2009 and to audit our financial statements for the fiscal year ending December 31, 2009. On May 7, 2009, we dismissed Deloitte AG as our independent registered public accountant.

2.	The decision to change our independent public accounting firm was made by our Board of Directors as part of an overall effort to reduce costs.

3.	During our two most recent fiscal years ended December 31, 2007 and December 31, 2008, and any subsequent interim periods preceding the change in accountants:

  there were no disagreements with Deloitte AG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte AG, would have caused Deloitte AG to make reference to the subject matter of the disagreements in its reports on our financial statements.

  there were no “reportable events”, as described in Item 304(a)(1)(v) of Regulation S-K.

4.

The report on our financial statements for our fiscal year ended December 31, 2008, prepared by Deloitte AG and dated April 15, 2009, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that Deloitte AG expressed in their report substantial doubt about our ability to continue as a going concern.

5.

We provided Deloitte AG with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Deloitte AG dated May 12, 2009 is filed as Exhibit 16.1 to this Current Report.

6.

During our two most recent fiscal years, we consulted BDO Visura once (in 2008) regarding the application of accounting principles to a specific transaction. We have provided BDO Visura with a copy of this Current Report on Form 8-K and we have provided it with the opportunity to provide us with a letter addressed to the Commission containing any new information, clarification of our views or the respects in which it does not agree with the statements made by us in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter re change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAS PETROLEUM CORPORATION

By:

/s/ Erik Herlyn
Erik Herlyn
Chief Executive Officer, Interim Chief Financial Officer
Dated: May 12, 2009